                                  EXHIBIT 24.1

                POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
                          DIRECTORS OF BELDEN CDT INC.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 19th day of February 2005.

                                                          /s/ Lorne D. Bain
                                                          ----------------------
                                                          Lorne D. Bain

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 21st day of February 2005.

                                                      /s/ John M. Monter
                                                      --------------------------
                                                      John M. Monter

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of February 2005.

                                                      /s/ Lance Balk
                                                      -------------------------
                                                      Lance Balk

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 22nd day of February 2005.

                                                      /s/ Bryan C. Cressey
                                                      --------------------------
                                                      Bryan C. Cressey

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 18th day of February 2005.

                                               /s/ Christopher I. Byrnes
                                               ---------------------------------
                                               Christopher I. Byrnes

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 21st day of February 2005.

                                               /s/ Michael F. O. Harris
                                               --------------------------------
                                               Michael F. O. Harris

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 19th day of February 2005.

                                                   /s/ Glenn Kalnasy
                                                   -----------------------------
                                                   Glenn Kalnasy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 22nd day of February 2005.

                                                   /s/ Ferdinand C. Kuznik
                                                   -----------------------------
                                                   Ferdinand C. Kuznik

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2004 (the "Annual Report"), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of February 2005.

                                                   /s/ Bernard G. Rethore
                                                   -----------------------------
                                                   Bernard G. Rethore